EXHIBIT A
                                 ---------

                           JOINT FILING AGREEMENT
                           ----------------------

The undersigned agree that the foregoing Statement on Schedule 13G is being filed with the Commission on behalf of each of the undersigned pursuant to Rule 13d-1(k).

Dated:  August 7, 2000

                               THE MICHAEL S. EGAN LIVING TRUST
                               By: /s/ Michael S. Egan
                                  --------------------------------------
                               Name:   Michael S. Egan
                                      ----------------------------------
                               Title:  Trustee

                               THE MICHAEL S. EGAN GRANTOR RETAINED
                               ANNUITY TRUST FOR SARAH EGAN MOONEY
                               By: /s/ Michael S. Egan
                                  --------------------------------------
                               Name:   Michael S. Egan
                                      ----------------------------------
                               Title:  Trustee

                               THE MICHAEL S. EGAN GRANTOR RETAINED
                               ANNUITY TRUST FOR ELIZA SHENNERS EGAN

                               By: /s/ Michael S. Egan
                                  --------------------------------------
                               Name:   Michael S. Egan
                                      ----------------------------------
                               Title:  Trustee

                               THE MICHAEL S. EGAN GRANTOR RETAINED
                               ANNUITY TRUST FOR CATHERINE LEWIS EGAN

                               By: /s/ Michael S. Egan
                                  --------------------------------------
                               Name:   Michael S. Egan
                                      ----------------------------------
                               Title:  Trustee

                               THE MICHAEL S. EGAN GRANTOR RETAINED
                               ANNUITY TRUST FOR TEAGUE MICHAEL THOMAS EGAN

                               By: /s/ Michael S. Egan
                                  --------------------------------------
                               Name:   Michael S. Egan
                                      ----------------------------------
                               Title:  Trustee

                               THE MICHAEL S. EGAN GRANTOR RETAINED
                               ANNUITY TRUST FOR RILEY MARTIN MICHAEL EGAN

                               By: /s/ Michael S. Egan
                                  --------------------------------------
                               Name:   Michael S. Egan
                                      ----------------------------------
                               Title:  Trustee

                               THE 110 GROUP TRUST

                               By: /s/ Rosalie V. Arthur
                                  --------------------------------------
                               Name:   Rosalie V. Arthur
                                      ----------------------------------
                               Title:  Trustee

                               MICHAEL S. EGAN

                               By: /s/ Michael S. Egan
                                  --------------------------------------
                               Name:   Michael S. Egan
                                      ----------------------------------
                               Title:  Trustee